UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 11, 2023

TRITON INTERNATIONAL LIMITED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Bermuda	001-37827	98-1276572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Victoria Place, 5th Floor, 31 Victoria Street Hamilton HM 10, Bermuda
(Address of Principal Executive Offices, including Zip Code)

Telephone: (411) 294-8033

Registrant’s telephone number, including area code:

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common shares, $0.01 par value per share	TRTN	New York Stock Exchange
8.50% Series A Cumulative Redeemable Perpetual Preference Shares	TRTN PRA	New York Stock Exchange
8.00% Series B Cumulative Redeemable Perpetual Preference Shares	TRTN PRB	New York Stock Exchange
7.375% Series C Cumulative Redeemable Perpetual Preference Shares	TRTN PRC	New York Stock Exchange
6.875% Series D Cumulative Redeemable Perpetual Preference Shares	TRTN PRD	New York Stock Exchange
5.75% Series E Cumulative Redeemable Perpetual Preference Shares	TRTN PRE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On April 11, 2023, Triton International Limited, an exempted company limited by shares incorporated under the laws of Bermuda (“Triton” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Brookfield Infrastructure Corporation, a corporation organized under the laws of British Columbia (the “Public Parent” or “BIPC”), Thanos Holdings Limited, an exempted company limited by shares incorporated under the laws of Bermuda (“Parent”) and Thanos MergerSub Limited, an exempted company limited by shares incorporated under the laws of Bermuda and a subsidiary of Parent (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger (the “Surviving Company”) as a subsidiary of Parent.

Merger Consideration

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), and as a result of the Merger, each common share, par value $0.01 per share, of the Company (the “Shares”) issued and outstanding immediately prior to the Effective Time (other than (A) Shares owned by the Company or any of its wholly owned subsidiaries, (B) Shares owned by Public Parent, Parent, Merger Sub or any of their wholly owned subsidiaries and (C) any dissenting Shares), will be canceled and automatically converted into the right to receive $68.50 per Share in cash and $16.50 per Share in Class A exchangeable subordinate voting shares of Public Parent (“BIPC Shares”), based on the volume weighted average price of BIPC Shares for the 10 trading days ending April 11, 2023 (the “Merger Consideration”). The stock portion of the Merger Consideration will be subject to a collar mechanism based on the volume weighted average price of BIPC Shares on the New York Stock Exchange (the “NYSE”) over the 10 trading days ending on the second trading day prior to the Effective Time (the “BIPC Final Stock Price”). If the BIPC Final Stock Price is greater than or equal to $42.36 but less than or equal to $49.23, shareholders will receive a number of BIPC Shares between 0.3352 and 0.3895 per Share equal to $16.50 in value. Shareholders will receive 0.3895 BIPC Shares per Share if the BIPC Final Stock Price is below $42.36, and 0.3352 BIPC Shares per Share if the BIPC Final Stock Price is above $49.23.

Shareholders will have the option to elect to receive their consideration in cash, BIPC Shares or the mixture described above, subject to pro rata cut backs to the extent cash or BIPC Shares are oversubscribed. Each Share for which no election or an invalid election is received will be deemed to have elected for the remaining form of consideration after satisfaction of the other shareholders’ elections.

Pursuant to the Merger Agreement, at the Effective Time, each of the Company’s unvested restricted shares and restricted share units outstanding as of immediately prior to the Effective Time will be converted into the right to receive an amount in cash equal to the product obtained by multiplying (x) the number of shares subject to such restricted share or restricted share unit (with respect to any performance-based vesting requirements, assuming attainment of the maximum level of performance (for awards granted prior to 2024) or the target level of performance (for awards granted in 2024, if any) under the terms of the applicable award agreement), as applicable, and (y) the cash value of the Merger Consideration, plus any unpaid cash in respect of dividends accrued prior to the Effective Time with respect to such restricted share or restricted share unit, subject to applicable tax withholdings (the “Unvested Company Equity Award Consideration”). Subject to the applicable holder’s continued service with Parent and its affiliates (including the Surviving Company), the Unvested Company Equity Award Consideration will vest and become payable upon the earlier to occur of the satisfaction of the vesting conditions (including any vesting acceleration provisions) that applied to the corresponding portion of the applicable unvested restricted shares or restricted share units immediately prior to the Effective Time, or for awards granted prior to 2024, the twelve month anniversary of the Effective Time. The Unvested Company Equity Award Consideration will otherwise remain subject to the same terms and conditions that were applicable to the underlying Company restricted share or restricted share unit, as applicable, immediately prior to the Effective Time.

The Company’s Series A-E cumulative redeemable perpetual preference shares (the “Preference Shares”) will continue as preference shares of the Surviving Company and will remain outstanding following the closing of the Merger.

Conditions to the Merger

The Merger is subject to customary closing conditions, including: (i) the approval of the Merger Agreement by holders of more than 50% of the Shares and the Preference Shares, voting together as if they were a single class (the “Requisite Company Vote”); (ii) the expiration or termination of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and, if applicable, any contractual waiting periods under any timing agreements with a governmental entity applicable to the consummation of the Merger, and the receipt of certain other approvals, clearances or expirations of waiting periods under other applicable antitrust laws, including by the European Commission and China; (iii) the receipt of clearance from the Committee on Foreign Investment in the United States; (iv) the absence of an injunction or law restraining, enjoining, rendering illegal or otherwise prohibiting consummation of the Merger; (v) the Securities and Exchange Commission (the “SEC”) having declared effective registration statements with respect to the BIPC Shares issuable to shareholders of the Company, and the units such stock consideration is exchangeable into, and no stop order or similar restraining order by the SEC suspending the effectiveness of a registration statement being in effect; (vi) the authorization for listing on the NYSE and conditional approval for listing on the Toronto Stock Exchange for the BIPC Shares issuable to shareholders of the Company; (vii) subject to customary materiality qualifiers, the accuracy of the representations and warranties contained in the Merger Agreement; (viii) the absence of any Company Material Adverse Effect (as defined in the Merger Agreement); (ix) the absence of any Parent Burdensome Condition (as defined in the Merger Agreement); and (x) performance in all material respects by the other party of its covenants under the Merger Agreement.

Representations and Warranties; Covenants; No-Shop

The Merger Agreement contains customary representations, warranties and covenants, including, among others, covenants by the Company to conduct its business in the ordinary course between execution of the Merger Agreement and the Effective Time, to convene a meeting of the Company’s shareholders to consider and vote upon the adoption and approval of the Merger Agreement, the Statutory Merger Agreement and the Merger, and certain other covenants regarding the operation of the business of the Company and its subsidiaries prior to the Effective Time.

Additionally, the Company is bound by a covenant not to initiate, solicit, propose, knowingly encourage or knowingly facilitate any competing acquisition proposals. However, at any time before receiving the Requisite Company Vote, if the board of directors of the Company (the “Board”) determines in good faith, after consultation with its financial advisor and outside legal counsel, that an acquisition proposal constitutes or is reasonably likely to lead to a “Superior Proposal” (as defined in the Merger Agreement), then the Company is permitted to engage in discussions or negotiations with the third party with respect to such third party’s acquisition proposal.

Before receiving the Requisite Company Vote, if there has been no breach (other than an immaterial breach) of the Company’s obligations under the no-shop provisions in the Merger Agreement and an unsolicited, bona fide written acquisition proposal is received by the Company, the Board may cause the Company to terminate the Merger Agreement to enter into an alternative acquisition agreement for a Superior Proposal or change its recommendation that the Company’s shareholders vote in favor of the Merger, if the Board determines that failure to do so would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law, subject to certain matching rights in favor of Parent. The Board may also withdraw or change its recommendation that the Company’s shareholders vote in favor of the Merger in response to an “Intervening Event” (as defined in the Merger Agreement), subject to the foregoing procedural requirements.

Termination and Termination Fees

The Merger Agreement contains customary termination rights for either party, including: (i) by mutual written consent, (ii) if the Merger has not have been consummated by 5:00 p.m. (New York time) on April 11, 2024 (the “Outside Date”); (iii) failure to obtain the Requisite Company Vote; or (iv) as a result of any law that prohibits consummation of the Merger.

In addition, the Company may terminate the Merger Agreement (i) if there has been a breach by Public Parent, Parent or Merger Sub that would cause the closing conditions not to be satisfied, subject to a cure period, (ii) at any time prior to the Requisite Company Vote being obtained, in order for the Company to enter into an alternative acquisition agreement with respect to a Superior Proposal, so long as the Company has complied with the no-shop and change of recommendation provisions in the Merger Agreement in all material respects and has paid the termination fee described below, and (iii) if all closing conditions have been satisfied or waived, the Company stands ready to close, and Parent and Merger Sub fail to timely close the Transactions.

Public Parent or Parent may terminate the Merger Agreement if (i) there has been a breach by the Company that would cause the closing conditions not to be satisfied, subject to a cure period, (ii) the Board changes its recommendation with respect to the Merger before the Requisite Company Vote is obtained, (iii) the Company fails to recommend against a tender offer or exchange offer that constitutes an acquisition proposal within 10 business days of commencement of such offer or (iv) following the receipt by the Company of an acquisition proposal that has been publicly disclosed, the Company fails to publicly reaffirm the Board’s recommendation with respect to the Merger Agreement within 10 business days of Public Parent or Parent’s written request.

Upon termination of the Merger Agreement under specified circumstances, including if the Company terminates the Merger Agreement to enter into an alternative acquisition agreement with respect to a Superior Proposal or Parent terminates the Merger Agreement as a result of the Board changing its recommendation, the Company will be required to pay to Parent a termination fee of $141,382,000. Parent will be required to pay to the Company a termination fee of $329,891,000 if the Merger Agreement is terminated by the Company due to Parent’s or Public Parent’s breach of the Merger Agreement or failure to close when all closing conditions have been satisfied. Affiliates of Public Parent have provided a limited guarantee with respect to the payment of the termination fee payable by Parent, in each case, subject to the terms of the Merger Agreement and of such limited guarantee.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

The Merger Agreement has been attached as an exhibit to provide investors and shareholders with information regarding its terms. It is not intended to provide any other factual information about the Company, Public Parent, Parent or Merger Sub. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement and as of specified dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the contracting parties. The representations and warranties contained in the Merger Agreement have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement, do not establish these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and shareholders accordingly should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Public Parent, Parent, Merger Sub or any of their respective subsidiaries or affiliates. In addition, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules that the Company exchanged with Public Parent, Parent and Merger Sub in connection with the execution of the Merger Agreement. The Company’s shareholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Public Parent, Parent or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements.” Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include the following: risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by the Triton’s shareholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring Triton to pay a termination fee; the possibility that competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; disruption from the transaction making it more difficult to maintain business and operational relationships; continued availability of capital and financing and rating agency actions; disruptions in the financial markets; certain restrictions during the pendency of the transaction that may impact Triton’s ability to pursue certain business opportunities or strategic transactions; risks related to diverting management’s attention from Triton’s ongoing business operation; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Triton’s common shares or BIPC Shares and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition, other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; decreases in the demand for leased containers; decreases in market leasing rates for containers; difficulties in re-leasing containers after their initial fixed-term leases; customers’ decisions to buy rather than lease containers; increases in the cost of repairing and storing Triton’s off-hire containers; Triton’s dependence on a limited number of customers and suppliers; customer defaults; decreases in the selling prices of used containers; the impact of COVID-19 or future global pandemics on Triton’s business and financial results; risks resulting from the political and economic policies of the United States and other countries, particularly China, including but not limited to, the impact of trade wars, duties, tariffs or geo-political conflict; risks stemming from the international nature of Triton’s business, including global and regional economic conditions, including inflation and attempts to control inflation, and geopolitical risks such as the ongoing war in Ukraine; extensive competition in the container leasing industry and developments thereto; decreases in demand for international trade; disruption to Triton’s operations from failures of, or attacks on, Triton’s information technology systems; disruption to Triton’s operations as a result of natural disasters; compliance with laws and regulations related to economic and trade sanctions, security, anti-terrorism, environmental protection and anti-corruption; the availability and cost of capital; restrictions imposed by the terms of Triton’s debt agreements; and changes in tax laws in Bermuda, the United States and other countries.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect Triton’s business described in the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” sections of its Annual Report on Form 10-K and other documents filed from time to time with the U.S. Securities and Exchange Commission (the “SEC”), and BIPC’s business described in the “Risk Factors” and “Forward-Looking Statements” sections of its Annual Report on Form 20-F, all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Triton and BIPC assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Triton and BIPC do not give any assurance that it will achieve its expectations.

Additional Information and Where to Find It

In connection with the proposed transaction, BIPC intends to file a registration statement on Form F-4 with the SEC that will include a proxy statement for a special meeting of Triton’s shareholders to approve the proposed transaction and that will also constitute a prospectus for the BIPC Shares that will be issued in the proposed transaction. Each of BIPC and Triton may also file other relevant documents with the SEC and, in the case of BIPC, with the applicable Canadian securities regulatory authorities, regarding the proposed acquisition. This communication is not a substitute for the registration statements, the proxy statement/prospectus (if and when available) or any other document that BIPC or Triton may file with the SEC and, in the case of BIPC, with the applicable Canadian securities regulatory authorities, with respect to the proposed transaction. The definitive proxy statement/prospectus will be mailed to Triton’s shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS, THE PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR APPLICABLE CANADIAN SECURITIES REGULATORY AUTHORITIES CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT BIPC, TRITON AND THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain copies of these materials (if and when they are available) and other documents containing important information about BIPC, Triton and the proposed transaction, once such documents are filed with the SEC free of charge through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC or applicable Canadian securities regulatory authorities by BIPC will be made available free of charge on BIPC’s website at https://bip.brookfield.com/bip/reports-filings/regulatory-filings. Copies of documents filed with the SEC by Triton will be made available free of charge on Triton’s investor relations website at https://www.tritoninternational.com/investors.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

BIPC, Triton and their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Triton’s shareholders in connection with the proposed transaction. Information about Triton’s directors and executive officers is set forth in the proxy statement for Triton’s 2023 Annual Meeting of Shareholders, which was filed with the SEC on March 15, 2023. Information about BIPC’s directors and executive officers is set forth in BIPC’s Annual Report on Form 20-F, which was filed with the SEC on March 17, 2023. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement and other relevant materials regarding the acquisition to be filed with the SEC in respect of the proposed transaction when they become available. These documents can be obtained free of charge from the sources indicated above in “Additional Information and Where to Find It”.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of April 11, 2023, by and among Triton International Limited, Brookfield Infrastructure Corporation, Thanos Holdings Limited and Thanos MergerSub Limited.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish the omitted schedules to the U.S. Securities and Exchange Commission upon request by the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRITON INTERNATIONAL LIMITED

By:	/s/ Carla L. Heiss
Name:	Carla L. Heiss
Title:	Senior Vice President, General Counsel and Secretary

Date: April 12, 2023